Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
16.
Provisions

		Self-insurance	Other	Total
Balance at December 31, 2023		123,645	36,255	159,900
Additions through business combinations*	5	81,606	6,110	87,716
Provisions made during the year		141,645	32,704	174,349
Provisions used during the year		(104,716)	(40,188)	(144,904)
Provisions reversed during the year		(14,553)	(1,370)	(15,923)
Unwind of discount on long-term provisions		(550)	-	(550)
Effect of movements in exchange rates		(938)	(174)	(1,112)
Balance at December 31, 2024*		226,139	33,337	259,476
Provisions made during the year		155,637	23,364	179,001
Provisions used during the year		(143,469)	(34,689)	(178,158)
Provisions reversed during the year		(27,398)	(5,039)	(32,437)
Unwind of discount on long-term provisions		289	-	289
Effect of movements in exchange rates		675	177	852
Balance at December 31, 2025		211,873	17,150	229,023

As at December 31, 2025
Current provisions		76,277	10,587	86,864
Non-current provisions		135,596	6,563	142,159
		211,873	17,150	229,023

As at December 31, 2024*
Current provisions		83,862	15,678	99,540
Non-current provisions		142,277	17,659	159,936
		226,139	33,337	259,476

* Recast for adjustments to provisional amounts of Daseke prior year’s business combination (see note 5c))

Self-insurance provisions represent the uninsured portion of outstanding claims at year-end. The current portion reflects the amount expected to be paid in the following year. Due to the long-term nature of the liability, the provision has been calculated using a discount rate of 3.73% (2024 – 4.38%). Other provisions include mainly litigation provisions of $6.7 million (2024 - $17.7 million) and environmental remediation liabilities of $0.9 million (2024 - $3.5 million). Litigation provisions contain various pending claims for which management used judgment and assumptions about future events. The outcomes will depend on future claim developments.